EXHIBIT 10.1

                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This Amendment to Loan and Security Agreement (the "Amendment") is entered into as of October 29, 1999, by and between Comerica Bank-California ("Bank") and MSC.Software Corporation ("Borrower").

RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 11, 1999, as amended by the First Amendment to Loan and Security Agreement dated as of October 4, 1999 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1.1 of the Agreement is amended by amending the following defined terms:

                  "Committed Revolving Line" means a credit extension of Twelve Million Dollars ($12,000,000).

                  "Term Loan" means the term loan in the amount of Eight Million Dollars ($8,000,000) pursuant to the provisions of Section 2.1.2.

         2.       Sections 2.1.2 (a) and (b) are amended to read as follows:

                  Section 2.1.2 (a): Subject to and upon the terms and conditions of this Agreement, Bank agrees to make one term loan to Borrower by November 30, 1999 in an aggregate amount of Eight Million Dollars ($8,000,000). The Term Loan shall be payable in thirty (30) equal monthly installments in the amount of Two Hundred Sixty Six Thousand Six Hundred Sixty Seven Dollars ($266,667), plus all accrued interest, beginning on December 1, 1999, and continuing on the same day of each month thereafter through the Maturity Date, at which time all amounts due under this Section
2.12 and any other amounts relating to the Term Loan shall be immediately due and payable.

                  Section 2.1.2 (b) Deleted in its entirety.

         3.       Sections 6.11 and 6.14 are amended to read as follows:

                  6.11 TOTAL LIABILITIES-EFFECTIVE TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Total Liabilities less Subordinated Debt and deferred revenue to Effective Tangible Net Worth of not more than 3.00 to 1.00 as of March 31, 2000, and not more than 2.50 to 1.00 thereafter.

                  6.14 EFFECTIVE TANGIBLE NET WORTH. Borrower shall maintain a minimum Effective Tangible Net Worth, as follows:

                  MEASUREMENT DATE         MINIMUM EFFECTIVE TANGIBLE NET WORTH
                  June 30, 1999                     $ 2,000,000

                  September 30, 1999                $ 6,500,000

                  December 31, 1999                 $10,000,000

                  March 31, 2000                    $15,000,000


                  June 30, 2000                     $19,000,000

                  September 30, 2000 and each       $19,000,000 plus 75% of Borrower's
                  fiscal quarter                    net income per quarter and 100% of
                  thereafter                        the net proceeds received from the
                                                    sale or issuance of equity securities
                                                    after June 30, 2000.

In determining compliance with Sections 6.11 and 6.14, deferred income taxes resulting from Borrower's acquisition of Marc Analysis shall be excluded from the calculation of both intangible assets and liabilities.

         4. Borrower shall deliver to Bank agings of Borrower's accounts payable and accounts receivable effective as of September 30, 1999, and for each fiscal quarter thereafter, within thirty (30) days of the last day of each fiscal quarter.

         5. The Compliance Certificate is amended to be in substantially the form of Exhibit D attached hereto.

         6. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

         7. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. The parties confirm that the Agreement remains in full force and effect as of the date of this Amendment.

         8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                MSC.SOFTWARE CORPORATION


                                By:          /s/ Louis A. Greco
                                      -----------------------------------
                                Title:     Chief Financial Officer
                                      -----------------------------------


                                COMERICA BANK-CALIFORNIA


                                By:            /s/ David Galst
                                      -----------------------------------
                                Title:          Vice President
                                      -----------------------------------

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:      COMERICA BANK-CALIFORNIA
FROM:    MSC.Software Corporation

         The undersigned authorized officer, on behalf of MSC.Software Corporation hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however that those representations and warranties expressly referring to another date shall be true and correct as of such date. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

       REPORTING COVENANT                              REQUIRED                           COMPLIES
       ------------------                              --------                           --------
       Monthly income statements                       Monthly within 30 days             Yes           No
       Quarterly balance sheet, income                 Quarterly within 45 days           Yes           No
           statement and statement of cash flows
       Annual (CPA Audited)                            FYE within 90 days                 Yes           No
       10K and 10Q                                     Within 5 days                      Yes           No
       Domestic balance sheet, A/R &                   Monthly within 30 days             Yes           No
           A/P Agings                                      when applicable)
       A/R Audit                                       Initial and Annual                 Yes           No
       A/R & A/P Agings                                Quarterly within 30 days           Yes           No

       FINANCIAL COVENANT                              REQUIRED             ACTUAL        COMPLIES
       ------------------                              --------             ------        --------
       Maintain on a Quarterly Basis:
       Minimum Quick Ratio                             1.50:1.00            _____:1.00    Yes           No
       Maximum Senior Liabilities-EBITDA               (1)                  _____:1.0     Yes           No
       Maximum Debt-ETNW                               3.00:1.00 (2)        _______       Yes           No
       Minimum Profitability                           $1.00 (3)            $_______      Yes           No
       Minimum Fixed Charge Coverage                   1.10:1.00 (4)        _____:1.00    Yes           No
       Minimum Effective TNW                           (5)

(1)    4.5:1.0 on 6/30/99; 3.25:1.0 on 9/30/99; 2.0:1.0 on 12/31/99.
       Terminates on 3/31/2000.
(2)    Beginning March 31, 2000.
(3)    Profitable Annually; no more than 1 quarter of losses.
(4) Beginning December 31, 1999 on Quarterly Basis, increasing to 1.25:1.00 as of June 30, 2000 and thereafter.
(5)    $2,000,000 on 6/30/99; $6,500,000 on 9/30/99; $15,000,000 on 12/31/99
       to be increased by 75% of net income plus 100% of equity proceeds received thereafter.

                                                   -----------------------------
                                                   BANK USE ONLY
COMMENTS REGARDING EXCEPTIONS:  See Attached
                                                   Received by:________
Sincerely,                                         AUTHORIZED SIGNER
______________                                     Date: _________
SIGNATURE

______________                                     Verified: __________
TITLE                                              AUTHORIZED SIGNER

______________                                     Date: _________
DATE
                                                   Compliance Status:  Yes   No
                                                   -----------------------------